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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            ------------------------
                                    FORM 8-K
                            ------------------------

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2004

                       -----------------------------------
                                   SYLVAN INC.
                       ----------------------------------

                         Commission file number: 0-18339


                Nevada                                   25-1603408
      (State or other jurisdiction                     (I.R.S. Employer
          of incorporation)                            Identification No.)

     333 Main Street, P.O. Box 249
        Saxonburg, Pennsylvania                              16056
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (724) 352-7520

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Item 5. Other Events and Regulation FD Disclosure

     On April 2, 2004, Sylvan Inc. issued a press release entitled "Sylvan Inc. Announces Extension of Merger Deadline."

     The full text of this press release is filed herewith as Exhibit 99.1 and the amendment to the merger agreement to which the press release relates is filed herewith as Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

c)   The following exhibits are filed with this document.

Exhibit
Number         Description
-------        --------------
99.1           Press release dated April 2, 2004

99.2           First Amendment to Agreement and Plan of Merger

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     SYLVAN INC.

Date: April 6, 2004                    By: /s/ Fred Y. Bennitt
                                          -------------------------------------
                                          Fred Y. Bennitt
                                          Secretary/Treasurer

                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        --------------

99.1           Press release dated April 2, 2004.

99.2           First Amendment to Agreement and Plan of Merger